UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2006

AirGate PCS, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-123755	20-2156350
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, VA	20191
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code            (703) 433-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant.

On April 17, 2006, the Audit Committee of the Board of Directors of Sprint Nextel Corporation ("Sprint Nextel") determined that PricewaterhouseCoopers LLP ("PwC"), the independent registered public accounting firm for AirGate PCS, Inc. ("AirGate," which is the successor company to AirGate PCS, Inc. on February 15, 2005), would be replaced by Sprint Nextel's independent registered public accounting firm, KPMG LLP ("KPMG"), as the independent registered public accounting firm for AirGate for the year ending December 31, 2006. This action dismisses PwC as AirGate's independent registered public accounting firm for the year ending December 31, 2006. PwC was notified of this decision on April 17, 2006. AirGate is an indirect subsidiary of Sprint Nextel and has the right to market and provide wireless products and services using the Sprint Nextel brand name in a defined territory.

PwC's reports on AirGate's consolidated financial statements as of December 31, 2005 (successor company) and for the period from the date of acquisition (February 15, 2005) through December 31, 2005 (successor company) and as of December 31, 2004 (predecessor company) and for the period from January 1, 2005 through February 15, 2005 (predecessor company) and for the three-month period ended December 31, 2004 (predecessor company) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. For the period from February 15, 2005 through December 31, 2005 (successor company), the period from January 1, 2005 through February 15, 2005 (predecessor company) and the three-month period ended December 31, 2004 (predecessor company) and through April 17, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such periods. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission have occurred during the period from February 15, 2005 through December 31, 2005 (successor company), the period from January 1, 2005 through February 15, 2005 (predecessor company) and the three-month period ended December 31, 2004 (predecessor company) and through April 17, 2006.

AirGate has requested PwC to furnish AirGate with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of PwC's letter, dated April 21, 2006, is attached as Exhibit 16 to this Form 8-K.

During the period from February 15, 2005 through December 31, 2005 (successor company), the period from January 1, 2005 through February 15, 2005 (predecessor company) and the three-month period ended December 31, 2004 (predecessor company) and through April 17, 2006, neither AirGate (predecessor company and successor company) nor anyone acting on its behalf consulted KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on AirGate's consolidated financial statements or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

16.    Letter to the Securities and Exchange Commission from PwC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AIRGATE PCS, INC.
Date: April 21, 2006	By:	/s/ Michael T. Hyde Michael T. Hyde, Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
16.	Letter to the Securities and Exchange Commission from PwC.